UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                              April 27, 2004
______________________________________________________________________________
             Date of report (Date of earliest event reported)


                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


       Maryland                      000-29949                   31-1686242
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)


6100 West Chester Road, West Chester, Ohio                          45069
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                              (513) 870-3530
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  The following exhibit is included with this Report:

Exhibit No.         Description
-----------         -----------

       99.1         Press Release, dated April 27, 2004


Item 9.   Regulation FD Disclosure
          ------------------------

     On April 27, 2004, Peoples Community Bancorp, Inc. issued a press release announcing the consummation of the rights offering and sale of common stock.
A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     The Company's press release dated April 27, 2004, referred to in Item 9 above and incorporated herein by reference to Exhibit 99.1 hereto, reports the Company's results of operations for the quarter and six months ended March 31, 2004.


















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.


  Date: April 28, 2004        By:  /s/ Jerry D. Williams
                                   ----------------------------
                                   Jerry D. Williams
                                   President and Chief Executive Officer




























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